                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported)   March 25, 1999


                            ----------------------
                         WISCONSIN ENERGY CORPORATION
            (Exact name of registrant as specified in its charter)



                                    1-9057
                           (Commission file number)

              Wisconsin                                 39-1391525
     (State or other jurisdiction of     (I.R.S. Employer Identification No.)
     incorporation or organization)


    231 West Michigan Street, P.O. Box 2049, Milwaukee, Wisconsin      53201
          (address of principal executive offices)                    (Zip Code)


                                (414) 221-2345
             (Registrant's telephone number, including area code)
                    --------------------------------------


                                NOT APPLICABLE
             -----------------------------------------------------
         (Former name or former address, if changed since last report)

                                                                        FORM 8-K

                         WISCONSIN ENERGY CORPORATION
                         ----------------------------



The purpose of this report is to file certain exhibits in connection with Trust

Preferred Securities issued on March 25, 1999 pursuant to Registration Statement

No. 333-73137.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.  The following exhibits are filed herewith:

             4.46 Indenture for Debt Securities of Wisconsin Energy Corporation (the "WEC Indenture"), dated as of March 15, 1999.

             4.47 Securities Resolution No. 1 of Wisconsin Energy Corporation under the WEC Indenture, dated as of March 16, 1999.

             4.48 Amended and Restated Trust Agreement among Wisconsin Energy Corporation, as Depositor, The First National Bank of Chicago, as Property Trustee, First Chicago Delaware Inc, as Trustee, and the Administrative Trustees for WEC Capital Trust I, dated as of March 25, 1999.

             4.49 Guarantee Agreement between Wisconsin Energy Corporation, as Guarantor, and The First National Bank of Chicago, as Trustee, dated as of March 25, 1999.

                                   FORM 8-K


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     WISCONSIN ENERGY CORPORATION
                                     ------------------------------------
                                          (Registrant)



                                     /s/Calvin H. Baker
                                     ------------------------------------
                                     Calvin H. Baker, Treasurer and Chief
                                     Financial Officer



Date:  April 8, 1999

                         WISCONSIN ENERGY CORPORATION
                         ----------------------------

                                 EXHIBIT INDEX



                          Current Report on Form 8-K
                          Report Dated March 25, 1999



Exhibit
Number
------

4.46 Indenture for Debt Securities of Wisconsin Energy Corporation (the "WEC"), dated as of March 15, 1999.

4.47 Securities Resolution No. 1 of Wisconsin Energy Corporation under the WEC Indenture, dated as of March 16, 1999.

4.48  Amended and Restated Trust Agreement among Wisconsin Energy
      Corporation, as Depositor, The First National Bank of Chicago, as Property Trustee, First Chicago Delaware Inc, as Trustee, and the Administrative Trustees for WEC Capital Trust I, dated as of March 25, 1999.

4.49 Guarantee Agreement between Wisconsin Energy Corporation, as Guarantor, and The First National Bank of Chicago, as Trustee, dated as of March 25, 1999.